UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

BLUE OWL CREDIT INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01369	85-1187564
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

On May 15, 2025 (the “Amendment Date”), Core Income Funding VIII LLC (“Core Income Funding VIII”), a subsidiary of Blue Owl Credit Income Corp. (the “Company”), entered into Amendment No. 1 (the “Amendment No. 1” and the facility as amended, the “Secured Credit Facility”), which amended that certain Credit Agreement, dated as of December 17, 2024, by and among Core Income Funding VIII, as borrower, the lenders from time to time parties thereto, Natixis, New York Branch, as Facility Agent and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian and as Document Custodian. Among other changes, Amendment No. 1 (i) amended the Applicable Margin with respect to the Class A-R Loans and the Class A-T Loans from 1.75% to 1.79%, (ii) added Class A-D3 Loans and Class A-D4 Loans, each being term loans bearing interest at Term SOFR (or, in the case of certain lenders that are commercial paper conduits, their cost of funds) plus an applicable margin of (x) with respect to the Class A-D3 Loans, 1.78% and (y) with respect to the Class A-D4 Loans, 2.06% and (iii) increased the maximum principal amount of the Secured Credit Facility from $500 million to $1 billion.

Borrowings of Core Income Funding VIII are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03. Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to the Credit Agreement, dated as of May 15, 2025, by and among Core Income Funding VIII LLC, as Borrower, the Lenders from time to time parties thereto, Natixis, New York Branch, as Facility Agent and State Street Bank and Trust Company, as Collateral Agent, Collateral Administrator, Custodian, and Document Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL CREDIT INCOME CORP.

Dated: May 20, 2025	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm Title: Chief Operating Officer and Chief Financial Officer